UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 26, 2003
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                            ACRES GAMING INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                        0-22498                 88-0206560
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(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)

                 7115 Amigo, Suite 150, Las Vegas, Nevada 89119
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          (Address of principal executive offices, including Zip Code)

                                 (702) 263-7588
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              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

      On September 26, 2003, Acres Gaming Incorporated issued a press release announcing that a majority of its stockholders approved the merger agreement between Acres, International Game Technology and NWAC Corp. at a special shareholders meeting held on September 26, 2003. The press release, dated September 26, 2003, is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

          99.1    Acres Gaming Incorporated Press Release issued September 26,
                  2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ACRES GAMING INCORPORATED

Dated: September 26, 2003        By /s/ Patrick W. Cavanaugh
                                    --------------------------------------------
                                    Patrick W. Cavanaugh
                                    Senior Vice President, Chief Financial
                                    Officer and Treasurer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

     99.1         Acres Gaming Incorporated Press Release issued September 26,
                  2003.